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INVESTORS’ RIGHTS AGREEMENT

This Investors’ Rights Agreement (the “Agreement”) is made as of January 11, 2007, by and among Allied Moral Holdings, Limited, a British Virgin Islands company (the “Company”), Clear Honest International Limited, a British Virgin Islands company (the “Shareholder”), the Purchasers set forth on Schedule 1 of the Securities Purchase Agreement (each a “Purchaser” and collectively the “Purchasers”) and Chardan Capital, LLC (“Chardan Capital”) (each a “Party” and together “Parties”). Terms not otherwise defined herein shall have the meaning assigned to them in the Securities Purchase Agreement by and between the Company, the Shareholder and Purchasers dated even date herewith (“Securities Purchase Agreement”).

RECITALS

WHEREAS, at the closing of the Securities Purchase Agreement (the “Purchase Agreement”) to which this Agreement is annexed (the “Closing”), the Company proposes to issue, and the Purchasers are planning to purchase, a total of up to 2,666,667 shares of Series A Preferred Stock of the Company.

WHEREAS, the Company and each Purchaser desire to provide for certain registration and investment rights for the holders of Registrable Securities (as defined below), as contained herein.

WHEREAS, to satisfy a condition of each Purchaser’s acquisition of the Company’s Series A Preferred Stock, the Shareholder is willing to enter into a “lock-up” arrangement with respect to all common shares of the Company owned by it or its affiliates.

WHEREAS, the Parties have agreed in the Purchase Agreement to allow KHD Humboldt Wedag International, Ltd. or its subsidiaries and affiliates to purchase up to an additional 1,333,333 shares of the Company’s Series A Preferred Stock on the terms set forth in the Purchase Agreement, provided they do so on or prior to February 16, 2007.

NOW, THEREFORE, in consideration of the mutual promises and covenants and agreements set forth herein, the Company, the Shareholder and each Purchaser hereby agree as follows:

AGREEMENT

1.	Registration Rights.

1.1	Definitions. For purposes of this Section 1:

(a) “Effectiveness Date” means, with respect to the 60th calendar day following the date on which the Company files the Registration Statement; provided, however, in the event the Company or its legal counsel is notified, orally or in writing, by the Securities and Exchange Commission (“SEC”) that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the third Trading Day following the date on which the Company is so notified if such date precedes the date required above. Registration. The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing the Registration Statement in compliance with the United States Securities Act of 1933, as amended (the “Securities Act”), and the declaration or ordering of effectiveness of such registration statement.

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(b) “Form F-3” means such form under the Securities Act as is in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC (as defined below) which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) Holder. For purposes of this Section 1 and Section 2 hereof, the term “Holder” or “Holders” means any person or persons, such as each Purchaser, owning of record Registrable Securities that have not been sold to the public or pursuant to Rule 144 promulgated under the Securities Act or any assignee of record of such Registrable Securities to whom rights under this Section 1 have been duly assigned in accordance with this Agreement; provided, however, that for purposes of this Agreement, a record holder of the Securities convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities; and provided, further, that Holders of Registrable Securities will not be required to convert their Securities into Common Stock in order to exercise the registration rights granted hereunder.

(d) “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(e) “Registrable Securities” means: (i) any and all shares of the Company’s common stock (“Common Stock”) issued or issuable upon the conversion of the Company’s Series A Preferred Stock (the “Securities”), (ii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of, all such shares of Common Stock described in clause (i), and (iii) any shares of Common Stock issued or issuable pursuant to Section 1.2(b) below.

(f) “Registrable Securities Then Outstanding” shall mean the number of shares of Common Stock which are Registrable Securities and (i) are then issued and outstanding or (ii) are then issuable pursuant to the exercise or conversion of then outstanding and then exercisable options, warrants or convertible securities.

(g) “SEC” means the United States Securities and Exchange Commission.

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(h) “Trading Day” means any day on which the New York Stock Exchange is open for trading.

Capitalized terms used in this Agreement that are not otherwise defined shall have the meaning given them in the Securities Purchase Agreement (the “Purchase Agreement”) among the Company, the Shareholder and each Purchaser of even date herewith, pursuant to which the Company issued and each Purchaser acquired the Series A Preferred Stock.

1.2	Registration.

(a) Filing; Effectiveness. The Company shall file the Registration Statement on Form F-3 (except if the Company is ineligible to register for resale the Registrable Securities on Form F-3, in which case such registration shall be on another appropriate form in accordance herewith) under the Securities Act covering the registration of 125% of the  Registrable Securities not later than the earlier of (i) 90 days following the closing of the Reverse Transaction and (ii) the six month anniversary of the closing of the transactions (“Financing”) contemplated by the Purchase Agreement (such date shall be referred to as “Filing Date”). The Registration Statement shall contain the “Plan of Distribution” set forth as Exhibit A. Subject to the terms of this Agreement, the Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold in any manner or may be sold without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”).

(b) Non-Registration. The parties agree that the Holders will suffer damages if the Registrable Securities are not registered in a timely manner or remain registered after such Registration Statement has become effective. Therefore, if: (i) the Registration Statement is not filed on or prior to its Filing Date (if the Company files the Registration Statement without affording the Holders the opportunity to review and comment on the same as required below, the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the SEC a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within three Trading Days of the date that the Company (or its legal counsel) is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed,” or not subject to further review, or (iii) the Registration Statement filed or required to be filed hereunder is not declared effective by the SEC by its Effectiveness Date, (iv) after the Effectiveness Date, the Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for 15 consecutive calendar days but no more than an aggregate of 25 calendar days during any 12-month period (which need not be consecutive Trading Days), or (v) the Company fails to file an amendment to the Registration Statement that materially addresses SEC comments to the Registration Statement contained in a letter within ten Trading Days of receipt of such letter (any such failure or breach being referred to as an “Event”, and for purposes of clause (i), (iii) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iv) the date on which such 15 or 25 calendar day period, as applicable, is exceeded being referred to as “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 2% of the aggregate purchase price paid by such Holder for any Registrable Securities (“Purchase Price”) then held by such Holder, but no more than 48% of such Purchase Price in the aggregate. Such Holder may accept the liquidated damages in shares of Series A Preferred Stock (if such Series A Preferred Stock has already been converted, shares of the equivalent number of shares of Company common stock) valued at the Purchase Price in lieu of cash upon written notice to the Company. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

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(c) Underwriting. If the Holders intend to distribute the Registrable Securities following their registration by means of an underwriting, they shall notify the Company of their intention to do so within the later of (i) sixty (60) days from the date of this Agreement or (ii) thirty (30) days from the date of a Reverse Transaction. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Holders (and shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities Then Outstanding held by each Holder requesting registration (including the Holders proposing to distribute such Registrable Securities); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting and registration. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

(d) Expenses. All expenses incurred in connection with a registration pursuant to this Section 1.2, including without limitation all registration and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders, (but excluding underwriters’ discounts and commissions), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 1.2 shall bear such Holder’s proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering.

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1.3 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

(a) Not less than two Trading Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than one Trading Day after the Holders have been so furnished copies of such documents. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Exhibit B (a “Selling Shareholder Questionnaire”) not less than two Trading Days prior to the Filing Date or by the end of the second Trading Day following the date on which such Holder receives draft materials in accordance with this Section. Copies of any of the aforementioned documents may be delivered to the investors via e-mail.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424 promulgated under the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds 75% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than 125% of the number of excess Registrable Securities.

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(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than two Trading Days prior to such filing) and (if requested by any such Person in writing) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of the Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(e) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder upon request, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission. The Company may be deemed to have furnished such document by sending the Holder, via electronic mail, a website link to such registration statement on www.sec.gov or any similar website.

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(g) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any notice pursuant to Section 1.3(d).

(h) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(i) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (it being understood and agreed that, as a condition to the Company’s obligations under this clause (i), each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement).

(j) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(k) Upon the occurrence of any event contemplated by Section 1.3(d)(ii) through (vi), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 1.3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 1.3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 1.2(b), for a period not to exceed 15 consecutive calendar days but no more than an aggregate of 25 calendar days during any 12-month period (which need not be consecutive Trading Days).

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(l) Comply with all applicable rules and regulations of the Commission.

(m) Furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

1.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 1.2, hereof that the selling Holders shall furnish to the Company such information set forth in the Selling Shareholder Questionnaire set forth as Exhibit B.

1.5 Delay of Registration. The Holders of a Majority of the Registrable Securities shall have the right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.6 Indemnification. In the event any Registrable Securities are included in the Registration Statement under Section 1.2, hereof:

(a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors, agents and brokers, investment advisors and employees of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and the officers, directors, agents, investment advisors and employees of such persons, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arising out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”):

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(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b) By Selling Holders. To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 1.6(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

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(c) Notice. Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6.

(d) Contribution. If the indemnification provided for in this Section 1.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e) Survival. The obligations of the Company and Holders under this Section 1.6 shall survive the completion of any offering of Registrable Securities in the Registration Statement, and otherwise.

1.7 Lock-up Agreement. Shareholder and Chardan Capital hereby agree that each of Shareholder and Chardan shall not sell or otherwise transfer or dispose of or engage in any other transaction regarding any shares of stock of the Company then owned by each of Shareholder or Chardan (other than to their donees or partners who agree to be similarly bound) commencing on the date hereof and expiring on the date that is one hundred eighty (180) days following the effective date of the Registration Statement of the Company filed under the Securities Act as set forth in Section 1 (the "Lock-up"). In order to enforce the foregoing covenant, (i) the Company shall place restrictive legends on the certificates representing the shares subject to this Section 1.7 and to impose stop transfer instructions on the shares held by Shareholder and Chardan Capital (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period and (ii)  if necessary, the Shareholder and Chardan Capital agree to execute the form of agreement requested by such Purchaser.

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1.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock, the Company agrees to use its best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) as long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act or that it has disclosed financial statements that otherwise comply with said Rule 144), a copy of the most recent annual or quarterly report of the Company and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

1.9 Merger; S-4 Registration. In lieu of registering the Holders’ Registrable Securities as set forth in Section 1.2(a) or consummating a Reverse Merger as contemplated in Section 6.6, the Company may consummate a merger (“Forward Merger”) with a corporation that is incorporated under the laws of a state of the U.S. and whose securities are publicly traded on the Over-the-Counter Bulletin Board or other exchange or quotation system acceptable to Holders (“Pubco”), with the Holders’ prior written consent. In connection with the Forward Merger, the Company shall be the surviving corporation with its common stock publicly traded on the same exchange or quotation system as Pubco (“Surviving Entity”). The Company shall cause Surviving Entity to file a registration statement on Form S-4 (“Form S-4”), or any equivalent successor form or any other applicable form, with the SEC registering all equity securities issued by the Surviving Entity, including the Registrable Securities, prior to the Filing Date. If the actions under Section 1.9 have been or will be performed, the “Filing Date” for purposes of this Agreement, shall mean the 90th day following the closing of the Forward Merger. In addition, the Company shall cause such Form S-4 to become effective prior to the 90th day following the Filing Date (if the actions under Section 1.9 have been or will be performed, such date shall mean the “Effectiveness Date” for purposes of this Agreement). In addition, Section 1.2(b) shall apply to the Form S-4 registration process, except that Section 1.2(b)(iv) and (v) shall not trigger the liquidated damages. The Company’s obligations under Section 1.3 are hereby waived if such actions or omissions are not necessary in order for the Holders to resell their Surviving Entity securities. Shareholder shall enter into appropriate “lock-up” agreements with the Surviving Entity restricting the transferability of the Surviving Entity common stock in a manner satisfactory to the Holders.

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2. Amendment of Rights; New Investors. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchasers (and/or any of their permitted successors or assigns) holding a majority of Registrable Securities (“Majority of Purchasers”) and if Section 1.7 is being amended, then the Shareholder. Any amendment or waiver effected in accordance with this Section 2 shall be binding upon each Purchaser, each Holder, each permitted successor or assignee of such Purchaser or Holder and the Company.

3.	Information Rights.

3.1 Financial Statements and Reports. As long as any Purchaser (together with any affiliates thereof) or a transferee permitted under Section 2 hereof holds  shares of Registrable Securities, upon the request of such Purchaser the Company shall deliver to such Purchaser:

(a) As soon as practicable after the end of each fiscal year of the Company audited financial statements for such year, which year-end financial statements shall be in reasonable detail prepared in accordance with generally accepted accounting principles; and

(b) As soon as practicable after the end of each quarter in each fiscal year of the Company a balance sheet and statement of income and a statement of cash flows of the Company for such period, prepared in accordance with generally accepted accounting principles, together with management’s discussion and analysis (“MD&A”) of the operating results of the Company for such period, such MD&A to be in a form and containing such information as would typically be included in an SEC Form 10-Q.

3.2 Additional Information. As long as any Purchaser (together with any affiliates thereof) or a transferee permitted under Section 2 hereof holds shares of Registrable Securities, upon the request of such Purchaser the Company will deliver to Purchaser at least thirty (30) days prior to the beginning of each fiscal year, a budget for the next fiscal year and any other budgets or revised budgets prepared by the Company.

3.3 Inspection Rights. As long as any Purchaser (together with any affiliates thereof) or a transferee permitted under Section 2 hereof holds shares of Registrable Securities, Purchaser shall have the right to visit and inspect any of the properties of the Company, including its corporate and financial records, and to discuss its affairs, finances and accounts with any officer of the Company during normal business hours and following reasonable notice, provided, however, that the Company shall not be required at any time to disclose any trade secrets or secret or other proprietary data, know-how or other information, the disclosure of which the Company believes may adversely affect its business, or any information or data that is classified as confidential by any governmental agency or authority.

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3.4 Termination. The covenants set forth in this Section 3 shall terminate and be of no further force and effect after the effectiveness of the Company’s Registration Statement.

4.	Participation Right.

4.1 Participation Right. If, at any time after the date of this Agreement and prior to the termination of this participation right pursuant to subsection 4.6, the Company should desire to issue in a transaction not registered under the Securities Act any Equity Securities (as hereinafter defined), it shall give each Purchaser the right to purchase such Purchaser’s pro rata share (or any part thereof) of all of such privately offered Equity Securities on the same terms as the Company is willing to sell such Equity Securities to any other person, for a period of thirty calendar days prior to or concurrently with the issuance of such Equity Securities. Such Purchaser’s pro rata share of the Equity Securities shall be equal to that percentage of the outstanding Common Stock of the Company held by Purchaser on the date of delivery of notice to such Purchaser, as set forth in Section 4.2 below, of the Company’s intention to sell and issue such Equity Securities. For purposes of this subsection 4.1, the outstanding Common Stock of the Company shall include (i) outstanding shares of Common Stock, and (ii) shares of Common Stock issuable upon conversion of any then outstanding Preferred Stock of the Company.

4.2 Notice. Prior to the sale or issuance by the Company of any Equity Securities, the Company shall notify each Purchaser in writing of the sale and issuance of such securities, setting forth the terms of such sale. Within ten business (10) days after receipt of such notice, Purchaser shall notify the Company whether Purchaser desires to purchase Purchaser’s pro rata share, or any part thereof, of the Equity Securities so offered.

4.3 Closing of Investor Purchases. If any Purchaser gives the Company notice that such Purchaser desires to purchase any of the Equity Securities offered by the Company, payment for the Equity Securities shall be by check or wire transfer, against delivery of the Equity Securities at the executive offices of the Company within twenty days after giving the Company such notice. The Company shall take all such action as may be required by any regulatory authority in connection with the exercise by such Purchaser of the right to purchase Equity Securities as set forth in this Section 4.

4.4 Exempted Issuances. The participation right contained in this Section 4 shall not apply to the issuance by the Company of Equity Securities (i) upon conversion of the Preferred Stock; (ii) of up to 1,566,666 shares of Common Stock to officers, directors or employees of, or consultants to, the Company pursuant to a warrant, stock grant, option agreement or plan, purchase plan or other employee stock incentive program or agreement approved by the Board of Directors; (iii) in connection with the acquisition by the Company of another business entity or majority ownership thereof approved by the Board of Directors; (iv) to leasing companies, real estate lessors, banks or financial institutions, in connection with any lease or debt financing transaction approved unanimously by the Board of Directors; (v) in connection with any stock split, stock dividend, distribution, recapitalization or similar event; (vi) in connection with a strategic investment and/or acquisition of technology or intellectual property not principally for equity financing purposes approved by the Board of Directors; (vii) in connection with an initial public offering of the Company’s securities in which the offering price of the Company’s common stock is at least $6.43 per share and the gross proceeds to be raised in such offering are at least US$34,000,000 (less the total of all private sales of securities by the Company prior to the Initial Public Offering (as defined herein) commencing with the sale of securities pursuant to the Purchase Agreement in the amount of $10,000,000), prior to underwriters’ discounts, commissions and expenses (“Initial Public Offering”); (viii) pursuant to the Purchase Agreement; (ix) to KHD Humboldt Wedag International, Ltd. or its subsidiaries and affiliates to purchase up to an additional 1,333,333 shares of the Company’s Series A Preferred Stock on the terms set forth in the Purchase Agreement, provided they do so on or prior to February 16, 2007; or (x) by way of a dividend or other distribution on Equity Securities described in the foregoing clauses (i) through (ix).

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4.5 Equity Securities Defined. The term “Equity Securities” shall mean (i) Common Stock and rights, options or warrants to purchase Common Stock, (ii) any security other than Common Stock having voting rights in the election of the Board of Directors, not contingent upon a failure to pay dividends, (iii) any security convertible into or exchangeable for any of the foregoing, and (iv) any agreement or commitment to issue any of the foregoing.

4.6 Termination. The participation right set forth in this Section 4 shall terminate and be of no further force and effect after the first anniversary of the earlier of the closing of the Company’s Initial Public Offering, the effectiveness of the Registration Statement or the closing of the Reverse Transaction.

5.	Delivery of Unlegended Shares.

5.1 Within five (5) business days (such fifth (5th) business day, the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice that Registrable Securities have been sold either pursuant to the Registration Statement or Rule 144 under the Securities Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Holder and/or Holder’s broker regarding compliance with the requirements of Rule 144 and Company is reasonably satisfied that the requirements of Rule 144 have been satisfied, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Holder) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends, issuable pursuant to any effective and current Registration Statement described in Section 1 of this Agreement or pursuant to Rule 144 under the 1933 Act (the “Unlegended Shares”); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold shares of Common Stock, if any, to the Holder at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. Transfer fees shall be the responsibility of the Holder.

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5.2 In lieu of delivering physical certificates representing the Unlegended Shares, if the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of a Holder, so long as the certificates therefor do not bear a legend and the Holder is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Holder’s prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

5.3 The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 5 hereof beyond the Unlegended Shares Delivery Date could result in economic loss to a Holder. As compensation to a Holder for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Holder for late delivery of Unlegended Shares in the amount of $75 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 5 for an aggregate of 30 days, then each Holder or assignee holding Company securities subject to such default may, at its option, require the Company to purchase all or any portion of the Shares subject to such default at a price per share equal to 130% of the purchase price of such Common Stock. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

5.4 In addition to any other rights available to a Holder, if the Company fails to deliver to a Holder Unlegended Shares as required pursuant to this Agreement, within three calendar days after the Unlegended Shares Delivery Date and the Holder purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Holder of the shares of Common Stock which the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (A) the Holder's total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Holder $11,000, plus interest. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

In the event a Holder shall request delivery of Unlegended Shares as described in Section 5.1, the Company may not refuse to deliver Unlegended Shares based on any claim that such Holder or any one associated or affiliated with such Holder has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Share shall have been sought and obtained and the Company has posted a surety bond for the benefit of such Holder in the amount of 130% of the amount of the aggregate purchase price of the Common Stock which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent Holder obtains judgment in Holder’s favor.

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6.	General Provisions.

6.1 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon actual delivery to the party to be notified, (ii) 24 hours after confirmed facsimile or e-mail transmission, or (iii) two business days after deposit with a recognized overnight courier, addressed:

(i) If to Purchaser:

The address set forth on Schedule 1 of the Purchase Agreement

(ii) if to the Shareholder, to the address set forth below:

Clear Honest International Ltd.
Intelig Digital Park, Hongmian Road
Futian Free Trade Zone
Shenzhen, PR China 518038
Fax: (___)

(iii) if to the Company, to the address set forth below:

Allied Moral Holdings Ltd.
Intelig Digital Park, Hongmian Road
Futian Free Trade Zone
Shenzhen, PR China 518038
Fax: (86-755-25331366)

(iv) if to Chardan Capital

Chardan Capital, LLC
625 Broadway, Ste 1111
San Diego, CA 92101
Fax: (619) 795- 9639

Any party hereto (and such party’s permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall be deemed conclusively given when personally delivered or when deposited in the mail in the manner set forth above.

6.2 Entire Agreement. This Agreement, together with all the exhibits hereto, constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

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6.3 Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law, without regard to the conflicts of laws principals thereof (other than The New York General Obligations Law). Each Party agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Hong Kong International Arbitration Center (“HKIAC”).

6.4 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

6.5 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto. Upon the closing of a Reverse Transaction (as defined in the Purchase Agreement), the Company shall cause the Shell to execute and deliver an agreement substantially similar to this Agreement binding the Shell, each Purchaser and Shareholder.

6.7 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

6.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof

6.9 Costs and Attorneys’ Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Agreement or any transaction contemplated hereunder, the prevailing party shall recover all of such party’s costs and attorneys’ fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

6.10 Adjustments for Stock Splits and Certain Other Changes. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of the Company of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

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6.11 Intentionally left blank.

6.12 Tax Reporting. Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure; provided however, that such disclosure may not be made to the extent of restrictions on disclosure which are reasonably necessary to comply with any applicable federal or state securities laws. For the purposes of the foregoing sentence, (i) the “tax treatment” of a transaction means the purported or claimed federal income tax treatment of the transaction, and (ii) the “tax structure” of a transaction means any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction. Thus, for the avoidance of doubt, the parties acknowledge and agree that the tax treatment and tax structure of any transaction does not include the name of any party to a transaction or any sensitive business information unless such information may be related or relevant to the purported or claimed federal income tax treatment of the transaction.

6.13 Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

6.14 No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities. The Company shall not file any other registration statements until at least ninety (90) days after the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 6.14 shall not prohibit the Company from filing amendments to registration statements already filed.

6.15 Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit or consultant plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6.15 that are eligible for resale pursuant to Rule 144 (provided that all Registrable Securities may be resold immediately without volume restrictions) or Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

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6.16 No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6.16, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Investors’ Rights Agreement as of the date and year first above written.

ALLIED MORAL HOLDINGS, LIMITED

By:	/s/ Hui Xiaobing
Hui Xiaobing
Chief Executive Officer and President

SHAREHOLDER

CLEAR HONEST INTERNATIONAL LIMITED

By:	/s/ Hui Xiaobing
Hui Xiaobing
Chief Executive Officer and President

CHARDAN CAPITAL, LLC

By:	/s/ Richard D. Propper
Name:	Richard D. Propper, MD
Its:	President

PURCHASER

CHARDAN CHINA INVESTMENTS, LLC

By:	Chardan China Management, LLC
Its:	Manager

By:	/s/ Daniel P. Beharry
Name:	Daniel P. Beharry
Its:	Secretary

Address:	625 Broadway, Ste. 1111
San Diego, CA 92101
Phone:	619 795-4627
Fax:	619 795-9369

Name:	Harborview Master Fund L.P.
By:	/s/ Navigator Management, Ltd.
Title:	Authorized Signatory
(If signing in a representative capacity)

Name:	J Wild Fund, LP
By:	/s/ Jason Wild
Title:	JW GP LLC, Managing Member
(If signing in a representative capacity)

Name:	JW Partners, LP
By:	/s/ Jason Wild
Title:	JW GP LLC, Managing Member
(If signing in a representative capacity)

Name:	DKR SoundShore Oasis Holding Fund, Ltd.
By:	DKR Oasis Management Company LP, its Investment Manager
By:	/s/ Barbara Burger
Title:	Authorized Signatory
(If signing in a representative capacity)

Name:	Monarch Capital Fund, Ltd.
By:	/s/ Navigator Management, Ltd.
Title:	Authorized Signatory
(If signing in a representative capacity)

Name:	MidSouth Investor Fund LP
By:	/s/ Lyman O. Heidtke
Title:	Authorized Signatory
(If signing in a representative capacity)

Name:	Craig Samuels
By:	/s/ Craig Samuels

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Exhibit A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock (“Common Stock”) of Allied Moral Holdings Limited, a British Virgin Islands company (the “Company”) and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the Trading Market or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the date of this prospectus;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. Each Selling Stockholder does not expect these commissions and discounts relating to its sales of shares to exceed what is customary in the types of transactions involved.

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In connection with the sale of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the Common Stock.

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any agreements, understandings or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to the prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

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Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the Common Stock for a period of two business days prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

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Exhibit B

ALLIED MORAL HOLDINGS, LTD.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Common Stock”) or Series A Preferred Stock, of ALLIED MORAL HOLDINGS, LTD., a British Virgin Islands company (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form F-3 or other alternate form if Form F-3 is unavailable (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Investors’ Rights Agreement, dated as of January ___, 2007 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. A copy of the Investors’ Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Investors’ Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

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The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly, alone or with others, has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3. Beneficial Ownership of Registrable Securities:

(a)	Type and Principal Amount of Registrable Securities beneficially owned:

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4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐   No ☐

Note:	If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes ☐   No ☐

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐   No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

Execution Copy

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Allied Moral Holdings Ltd.
Intelig Digital Park, Hongmian Road
Futian Free Trade Zone
Shenzhen, PR China 518038
Attn: President
Fax: (86-755-25331366)